EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                       REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D
No.      R-1                                               CUSIP __________

         If applicable, the "Total Amount of OID," "Yield to Maturity" and "Initial Accrual Period OID" (computed under the designated method) below will be completed solely for the purposes of applying the federal income tax original issue discount ("OID") Rules.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Dates(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

[Option to Elect Payment in Specified Currency (Only applicable if Specified Currency is other than U.S. Dollars):

                              [ ]  Yes           [ ]  No

Authorized Denominations (Only applicable if Specified Currency is other than U.S. Dollars):]

         Johnson Controls, Inc., a Wisconsin corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________ or registered assigns, the principal sum of
_______ [Specified Currency] on the "Maturity Date," as set forth above, and to pay interest thereon as described on the reverse hereof.

         The principal of (and premium, if any) and interest on this Note are payable by the Company in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts (the "Specified Currency"). [If the Specified Currency is other than U.S. Dollars, the Company will arrange to have all such payments converted into U.S. Dollars in the manner described on the reverse hereof. Notwithstanding the foregoing, the Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written request to the Paying Agent located in The City of New York (initially, The Chase Manhattan Bank) not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to such Paying Agent received not later than fifteen calendar days prior to the applicable payment date.] [This note is a "Dual Currency Note" and the Company has a one-time option, exercisable on a date or dates specified (each an "Option Election Date") in whole, but not in part, with respect to all Dual Currency Notes issued on the same day and having the same terms, of making all payments of principal, premium, if any, and interest after the exercise of such option, whether at maturity or otherwise (which payments would otherwise be made in the currency in which such Note is denominated (the "Face Amount Currency")), in the alternative currency for payment (the "Optional Payment Currency"). The exchange rate designated for such issuance (the "Designated Exchange Rate") will be a fixed exchange rate used for converting amounts denominated in the Face Amount Currency into amounts denominated in the Optional Payment Currency.]

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, Johnson Controls, Inc. has caused this Note to be duly executed under its corporate seal.

Dated: December 2, 1997
                                    JOHNSON CONTROLS, INC.
(Seal)

                                    By:_____________________________________
                                             [Chairman, President, a Vice
                                               President or Treasurer]

                                    ATTEST: ________________________________
                                                 [Secretary or Assistant
                                                       Secretary]

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series designated herein, described in the within-mentioned Indenture.

                                    CHASE MANHATTAN BANK DELAWARE
                                     as Trustee


                                    By: ____________________________________
                                           Authorized Officer


                                           Or:


                                    CHASE MANHATTAN BANK DELAWARE
                                      as Trustee


                                    By: THE CHASE MANHATTAN BANK
                                           as Authenticating Agent


                                    By: _______________________________
                                           Authorized Signatory

(REVERSE OF REGISTERED NOTE)

                           JOHNSON CONTROLS, INC.

                         MEDIUM-TERM NOTE, SERIES D


         1. This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the "Debt Securities") of the Company of the series hereinafter specified, all such securities issued and to be issued under an Indenture dated as of February 22, 1995, between the Company and Chase Manhattan Bank Delaware, as Trustee (herein called the "Indenture"), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Debt Securities and of the rights, obligations, duties and immunities of the Trustee for each series of Debt Securities and of the Company, and the terms upon which the Debt Securities are and are to be authenticated and delivered.

         As provided in the Indenture, the Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be issued in different denominations, may be issued in different currencies, may be issued in global form, may be issuable upon the exercise of warrants, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted.

         This Note is one of a series of the Debt Securities designated therein as Medium-Term Notes, Series D (the "Notes"). The Notes of this series may be issued at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates, may be payable in different currencies and may otherwise vary, all as provided in the Indenture.

         2. A. The Regular Record Date with respect to any Interest Payment Date (as defined below) shall be the date 15 calendar days immediately preceding such Interest Payment Date, whether or not such date shall be a Business Day. Interest which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, unless otherwise provided, be paid to the person in whose name the Note is registered at the close of business on the Regular Record Date for such Interest; provided, however, that interest payable on the Interest Payment Date occurring at Maturity will be to the person to whom principal shall be payable; provided, further, that the first payment of interest on any Note with an Original Issue Date between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Notwithstanding the foregoing, any interest that is payable but not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered holder thereof on such Regular Record Date, and (i) may be paid to the person in whose name such Note is registered on the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof having been given to the Holder of such Note not less than ten days prior to such Special Record Date, or (ii) may be paid at any time and in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of that series may be listed, as more fully provided in the Indenture. "Business Day" means any day, other than a Saturday or Sunday, that meets each of the following applicable requirements: the day is (a) not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York, [(b) if this Note is denominated in a Specified Currency other than U.S.

Dollars, (i) not a day on which banking institutions are authorized or required by law or regulation to close in the financial center of the country issuing the Specified Currency (which in the case of ECU shall be London and Luxembourg City, Luxembourg) and (ii) a day on which banking institutions in such financial center are carrying out transactions in such Specified Currency, and] (c) with respect to a LIBOR Note, a London Banking Day. "London Banking Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market. In connection with any calculations, all percentages will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards and all currency [or currency unit] amounts used and resulting from such calculations on the Notes will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upwards).

         B. The Company hereby promises to pay the principal sum specified above on the Maturity Date and to pay interest on the unpaid principal balance of each such obligation from the Original Issue Date specified above to the first Interest Rate Adjustment Date specified above (the "Initial Interest Payment Period") at the Initial Interest Rate specified above payable on the related Interest Payment Date or Dates specified above, to the Person in whose name this Note is registered at the close of business on the related Record Date. Following the Initial Interest Payment Period, the interest for this Note will be established by a remarketing agent (the "Remarketing Agent") selected by the Company. From and after the first Interest Rate Adjustment Date, this Note will bear interest in the Short Term Rate Mode or Long Term Rate Mode in each case as provided in this Note and reflected in the records of the Company with respect to this Note.

         So long as this Note bears interest in a Short Term Rate Period, interest will be payable in arrears on the Business Day next following such Short Term Rate Period and reflected in the records of the Company with respect to this Note. So long as this Note bears interest in a Long Term Rate Period, except as otherwise provided herein, interest will be payable in arrears no less frequently than semiannually on such dates as will be established by the Remarketing Agent and reflected in the records of the Company with respect to this Note, prior to the commencement of each Long Term Rate Period in the case of a fixed interest rate, and as provided below under "Floating Interest Rates" in the case of a floating interest rate, and on the Business Day next following such Long Term Rate Period. Such interest will be payable to the holder hereof as of the related Record Date, which, so long as this Note bears interest (i) in the Short Term Rate Mode, is the Business Day next preceding each Interest Payment Date and
(ii) in the Long Term Rate Mode, is the 15th day (whether or not a Business
Day) prior to the related Interest Payment Date, unless, in either case, otherwise specified in the records of the Company with respect to this Note. Interest on this Note while bearing interest during a Short Term Rate Period or in a floating rate during a Long Term Rate Period will be computed on the basis of actual days elapsed over 360 (or over the actual number of days in the year if an applicable Base Rate is the CMT Rate or Treasury Rate (each as defined below)). Interest on this Note while bearing interest at a fixed rate during a Long Term Rate Period will be computed on the basis of a year of 360 days consisting of twelve 30-day months. Interest on this Note during the Initial Interest Rate Period set forth above will be computed on the basis specified above.

         Payment of the principal of, and interest on, this Note will be made at the office or agency maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided however, that, notwithstanding anything else contained herein, if this Note is a Registered Security in global form and is held in book-entry form through the facilities of the Depository, payments on this Note will be made to the Depository or its nominee in accordance with the arrangements then in effect among the Trustee, the Remarketing Agent and the Depository and transfers of ownership interests will be effected on the records of the Depository and its participating organizations ("DTC Participants") pursuant to rules and procedures established by the Depository; provided further, the holder of $10,000,000 or more in aggregate principal amount of Notes shall be entitled to receive such payments in U.S. dollars by electronic transfer of immediately available funds, but only if appropriate payment instructions have been received in writing not less than 15 days prior to the applicable Interest Payment Date.

         (1) Initial Interest Rate. From the Original Issue Date set forth above to, but not including, the first Interest Rate Adjustment Date set forth above, this Note will earn interest at the Initial Interest Rate specified above. The Initial Interest Rate may be a fixed interest rate or a floating interest rate. In the event that this Note shall bear a floating interest rate, such rate will be determined in the manner provided below for this Note to bear interest at a floating rate in a Long Term Rate Period. Thereafter, this Note will bear interest at the Company's option in either the Short Term Rate Mode or the Long Term Rate Mode.

         (2) Interest Rates. The interest rate for any Short Term Rate Period for this Note will be a fixed rate determined not later than 12:00 P.M., New York City time, on the Interest Reset Date for such Short Term Rate Period. The interest rate for any Long Term Rate Period for this Note will be a fixed rate or a floating rate determined not later than 4:00 P.M., New York City time, on the third Business Day preceding the Interest Rate Adjustment Date for such Long Term Rate Period.

         The interest rate for this Note and, in the case of a floating interest rate, the Spread (if any) and the Spread Multiplier (if any) for this Note following the Initial Interest Payment Period will be adjusted by the Remarketing Agent on each succeeding Interest Rate Adjustment Date for the next succeeding Interest Payment Period and will be the minimum interest rate and, in the case of a floating interest rate, Spread (if any) and Spread Multiplier (if any) necessary in the judgment of the Remarketing Agent to produce a par bid in the remarketing of this Note for such Interest Payment Period.

         (3) Floating Interest Rates. While this Note bears interest in the Long Term Rate Mode, the Company may elect a floating interest rate by providing notice, which will be in or promptly confirmed in writing (which includes facsimile or appropriate electronic media), received by the Trustee, the Depositary and the Remarketing Agent for this Note (the "Floating Interest Rate Notice") not less than fifteen (15) days prior to the Interest Rate Adjustment Date for such Long Term Rate Period. The Floating Interest Rate Notice must identify by CUSIP number or otherwise the portion of this Note to which it relates and state the Long Term Rate Period therefor to which it relates. Each Floating Interest Rate Notice must also state whether the floating interest rate is a "Regular Floating Rate," a "Floating Rate/Fixed Rate" or an "Inverse Floating Rate," the Fixed Rate Commencement Date, if applicable, the Base Rate or Rates, the initial Interest Reset Date, the Interest Reset Period and Dates, the Interest Payment Period and Dates, the Index Maturity and the Maximum Interest Rate and/or Minimum Interest Rate, if any. If one or more of the applicable Base Rates are LIBOR or the CMT Rate, the Floating Interest Rate Notice shall also specify the Index Currency and Designated LIBOR Page or the Designated CMT Maturity Index and Designated CMT Telerate Page, respectively.

         If this Note bears interest at a floating rate in a Long Term Rate Period, the interest borne by this Note will be determined as follows:

                  (i) Unless this Note is specified in the Note Record as a "Floating Rate/Fixed Rate Note" or an "Inverse Floating Rate Note," this Note shall be designated as a "Regular Floating Rate Note" and, except as set forth below or in the records of the Company with respect to this

         Note, shall bear interest at the rate determined by reference to the applicable Base Rate or Rates (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified in the records of the Company with respect to this Note. Commencing on the Interest Rate Adjustment Date for such Long Term Rate Period, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date during such Long Term Rate Period specified in the records of the Company with respect to this Note.

                  (ii) If this Note is specified in the records of the Company with respect to this Note as a "Floating Rate/Fixed Rate Note," then, except as set forth below or in the records of the Company with respect to this Note, this Note shall bear interest at the rate determined by reference to the applicable Base Rate or Rates (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified in the records of the Company with respect to this Note. Commencing on the Interest Rate Adjustment Date for such Long Term Rate Period, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date during such Long Term Rate Period; provided, however, that the interest rate in effect for the period commencing on the Fixed Rate Commencement Date specified in the records of the Company with respect to this Note to the last day of such Long Term Rate Period shall be the Fixed Interest Rate specified in the records of the Company with respect to this Note or, if no such Fixed Interest Rate is specified, the interest rate in effect hereon on the day immediately preceding the Fixed Rate Commencement Date.

                  (iii) If this Note is specified in the records of the Company with respect to this Note as an "Inverse Floating Rate Note," then, except as set forth below or in the records of the Company with respect to this Note, this Note shall bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Base Rate or Rates (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any; provided, however, that, unless otherwise specified in the records of the Company with respect to this Note, the interest rate hereon shall not be less than zero. Commencing on the Interest Rate Adjustment Date for such Long Term Rate Period, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date during such Long Term Rate Period.

         The applicable floating interest rate on this Note during any Long Term Rate Period will be determined by reference to the applicable Base Rate or Rates, which may include (i) the CD Rate, (ii) the CMT Rate, (iii) the Commercial Paper Rate, (iv) the Eleventh District Cost of Funds Rate,
(v) the Federal Funds Rate, (vi) LIBOR, (vii) the Prime Rate, (viii) the Treasury Rate, or (ix) such other Base Rate or interest rate formula as may be specified in the records of the Company with respect to this Note; provided, however, in the case of a Floating Rate/Fixed Rate, the interest rate in effect for the period commencing on the Fixed Rate Commencement Date to the last day of such Long Term Rate Period will be the Fixed Interest Rate, if such rate is specified in the records of the Company with respect to this Note or, if no such Fixed Interest Rate is specified, the interest rate in effect thereon on the day immediately preceding the Fixed Rate Commencement Date.

         Unless otherwise specified in the records of the Company with respect to this Note, the interest rate with respect to each Base Rate will be determined in accordance with the applicable provisions below. Except as set forth above or in the records of the Company with respect to this Note, the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as hereinafter defined) immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date will be postponed to the next succeeding Business Day, unless LIBOR is an applicable Base Rate and such Business Day falls in the next succeeding calendar month, in which case such Interest Reset Date will be the immediately preceding Business Day. In addition, if the Treasury Rate is an applicable Base Rate and the Interest Determination Date would otherwise fall on an Interest Reset Date, then such Interest Reset Date will be postponed to the next succeeding Business Day.

         The records of the Company with respect to this Note will specify whether the rate of interest will be reset daily, weekly, monthly, quarterly, semiannually or annually or on such other specified basis (each, an "Interest Reset Period") and the dates on which such rate of interest will be reset (each, an "Interest Reset Date"). Unless otherwise specified in the records of the Company with respect to this Note, the Interest Reset Dates will be, in the case of a floating interest rate which resets: (i) daily, each Business Day; (ii) weekly, the Wednesday of each week (unless the Treasury Rate is an applicable Base Rate, in which case the Tuesday of each week except as described below); (iii) monthly, the third Wednesday of each month; (iv) quarterly, the third Wednesday of March, June, September and December of each year, (v) semiannually, the third Wednesday of the two months specified in the records of the Company with respect to this Note; and (vi) annually, the third Wednesday of the month specified in the records of the Company with respect to this Note; provided, however, that, with respect to a Floating Rate/Fixed Rate, the rate of interest thereon will not reset after the applicable Fixed Rate Commencement Date.

         The "Interest Determination Date" with respect to the CD Rate, the CMT Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate and the Prime Rate will be the second Business Day immediately preceding the applicable Interest Reset Date; and the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day immediately preceding the applicable Interest Reset Date, unless the Index Currency is British pounds sterling, in which case the "Interest Determination Date" will be the applicable Interest Reset Date. The "Interest Determination Date" with respect to the Treasury Rate shall be the day in the week in which the applicable Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at an auction held on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the "Interest Determination Date" shall be such preceding Friday. If the interest rate of this Note is a floating interest rate determined with reference to two or more Base Rates specified in the records of the Company with respect to this Note, the "Interest Determination Date" pertaining to this Note shall be the most recent Business Day which is at least two Business Days prior to the applicable Interest Reset Date on which each Base Rate is determinable. Each Base Rate shall be determined as of such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

         Either or both of the following may also apply to the floating interest rate on this Note for a Long Term Rate Period: (i) a Maximum Interest Rate, or ceiling, that may accrue during any Interest Reset Period and (ii) a Minimum Interest Rate, or floor, that may accrue during any Interest Reset Period. In addition to any Maximum Interest Rate that may apply, the interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States laws of general application.

         Except as provided below or in the records of the Company with respect to this Note, interest will be payable, in the case of floating interest rates which reset: (i) daily, weekly or monthly, on the third

Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified in the records of the Company with respect to this Note; (ii) quarterly, on the third Wednesday of March, June, September and December of each year; (iii) semiannually, on the third Wednesday of the two months of each year specified in the records of the Company with respect to this Note; and (iv) annually, on the third Wednesday of the month of each year specified in the records of the Company with respect to this Note and, in each case, on the Business Day immediately following the applicable Long Term Rate Period. If any Interest Payment Date for the payment of interest at a floating rate (other than following the end of the applicable Long Term Rate Period) would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Base Rate and such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day.

         All percentages resulting from any calculation of floating interest rates will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or
 .0987655)), and all amounts used in or resulting from such calculation will be rounded, in the case of United States dollars, to the nearest cent or, in the case of a foreign currency or composite currency, to the nearest unit (with one-half cent or unit being rounded upwards).

         Accrued floating rate interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factor calculated for each day in the applicable Interest Reset Period. Unless otherwise specified in the records of the Company with respect to this Note, the interest factor for each such day will be computed by dividing the interest rate applicable to such day by 360, if an applicable Base Rate is the CD Rate, the CMT Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR or the Prime Rate, or by the actual number of days in the year if an applicable Base Rate is the Treasury Rate. Unless otherwise specified in the records of the Company with respect to this Note, if the floating interest rate is calculated with reference to two or more Base Rates, the interest factor will be calculated in each period in the same manner as if only one of the applicable Base Rate applied as specified in the records of the Company with respect to this Note.

         Unless otherwise specified in the records of the Company with respect to this Note, The Chase Manhattan Bank will be the "Calculation Agent." Upon request of any holder of this Note, after any Interest Rate Adjustment Date, the Calculation Agent or the Remarketing Agent shall disclose the interest rate and, in the case of a floating interest rate, Base Rate or Rates, Spread (if any) and Spread Multiplier (if any), and in each case the other terms applicable to this Note then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date with respect to this Note. Except as described herein with respect to this Note earning interest at floating rates, no notice of the applicable interest rate, Spread (if any) or Spread Multiplier (if any) shall be sent to the beneficial owner of this Note.

         Unless otherwise specified in the records of the Company with respect to this Note, the "Calculation Date", if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

         Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

         Determination of CD Rate. If the Base Rate is CD Rate, as indicated on the face hereof, the interest rate shall equal (a) the rate on the Interest Determination Date specified on the face hereof for negotiable certificates of deposit having the Index Maturity specified on the face hereof (1) as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System (the "H.15(519)"), under the heading "CDs (Secondary Market)" or (2) if such rate is not so published by 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" (the "Composite Quotations") under the heading "Certificates of Deposit" or (b) if neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, the arithmetic mean as calculated by the Calculation Agent of the secondary market offered rates as of 10:00 A.M., New York City time, on such Interest Determination Date of three leading nonbank dealers in negotiable U.S. Dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity (as specified on the face hereof) in a denomination of $5,000,000, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specific on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if such dealers are not quoting as mentioned above, the interest rate in effect hereon until the Interest Reset Date next succeeding the Interest Reset Date to which such Interest Determination Date relates shall be the rate in effect hereon on such Interest Determination Date.

         Determination of CMT Rate. If the Base Rate is the CMT Rate, as indicated on the face hereof, the interest rate shall equal (i) the rate displayed on the Designated CMT Telerate Page (as defined herein) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 p.m." under the column for the Designated CMT Maturity Index (as defined herein) for (a) if the Designated CMT Telerate Page is 7055, the rate on such Interest Determination Date and (b) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified in the Floating Interest Rate Notice, for the week or month, as applicable, ended immediately preceding the week in which the related Interest Rate Determination Date occurs. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date (as defined below), then the CMT on such Interest Determination Date shall be such treasury constant maturity rate for the Designated CMT Maturity Index as published in H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on such Interest Determination Date shall be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on the Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M.. New York City time, on such Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer ") in The City of New York selected by the Calculation Agent, after consultation with the Company (from five such Reference Dealers selected by the Calculation Agent, after consultation with the Company, and eliminating the highest quotation (or in the event of equality, one of the highest) and the lowest quotation (or in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes ") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of 3:30 P.M., New York City time, on such Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent, after consultation with the Company, and eliminating the highest quotation (or in the event of equality, one of the highest) and the lowest quotation (or in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closes to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate shall be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers so selected by the Calculation Agent, after consultation with the Company, are quoting, the CMT Rate determined as of such Interest Determination Date will be the CMT Rate in effect on such Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent, after consultation with the Company, will obtain from five Reference Dealers quotations for the Treasury Note with the shorter remaining term to maturity.

         "Designated CMT Maturity Index" shall be the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified in the applicable Floating Interest Rate Notice with respect to which the CMT Rate will be calculated and if no such maturity is specified in the applicable Floating Interest Rate Notice, the Designated CMT Maturity Index shall be two years.

         "Designated CMT Telerate Page" shall be the display on the Dow Jones Telerate Service on the page specified in the applicable Floating Interest Rate Notice (or any other page as may replace such page on the service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519) and if no such page is specified in the applicable Floating Interest Rate Notice, the Designated CMT Telerate Page shall be 7052 for the most recent week.

         Determination of Commercial Paper Rate. If the Base Rate is Commercial Paper Rate, as indicated on the face hereof, the interest rate shall equal (a) the Money Market Yield (as defined herein) on the Interest Determination Date specified on the face hereof of the rate for commercial paper having the Index Maturity specified on the face hereof (1) as published in the H.15(519), under the heading "Commercial Paper -Nonfinancial", or (2) if such yield is not so published by 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then as published in the Composite Quotations under the heading "Commercial Paper" or (b) if neither of such yields is published by 3:00 P.M., New York City time, on such Calculation Date, the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 A.M., New York City time on such Interest Determination Date, of three leading dealers of commercial paper in The City of New York, selected by the Calculation Agent, for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA" or the equivalent, from a nationally recognized rating agency, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if such dealers are not quoting as mentioned above, the interest rate in effect hereon until the Interest Reset Date next succeeding the Interest Reset Date to which such Interest Determination Date relates shall be the rate in effect hereon on such Interest Determination Date.

         "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                                 D x 360
         Money Market Yield =  ------------------ x 100
                                 360 -- (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

         Determination of Eleventh District Cost of Funds Rate. If the Base Rate is Eleventh District Cost of Funds Rate, as indicated on the face hereof, the interest rate shall equal (a) the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Interest Determination Date specified on the face hereof (1) as set forth under the caption "11th District" on Telerate Page 7058 (as defined herein) as of 11:00 A.M., San Francisco time, on such Interest Determination Date, or (2) if such rate does not appear on Telerate Page 7058 on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement or (b) if the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such interest Determination Date, then the Eleventh District Cost of Funds Rate in effect on such Interest Determination Date.

         "Telerate Page 7058" means the display on the Dow Jones Telerate Service on such page (or such other page as may replace such page on the service for the purpose of displaying the Eleventh District Cost of Funds
Rate) for the purpose of displaying the monthly average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District.

         Determination of Federal Funds Rate. If the Base Rate is Federal Funds Rate, as indicated on the face hereof, the interest rate shall equal
(a) the rate on the Interest Determination Date specified on the face hereof for Federal Funds (1) as published in the H.15(519), under the heading "Federal Funds (Effective)" or (2) if such rate is not so published by 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then as published in the Composite Quotations under the heading "Federal Funds/Effective Rate" or (b) if neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, the arithmetic mean (as calculated by the Calculation Agent) of the rates for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent as of 11:00 A.M., New York City time, on such Interest Determination Date, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if such brokers are not quoting as mentioned above, the interest rate in effect hereon until the Interest

Reset Date next succeeding the Interest Reset Date to which such Interest Determination Date relates shall be the rate in effect hereon on such Interest Determination Date.

         Determination of LIBOR. If the Base Rate indicated on the face hereof is LIBOR, the interest rate shall equal the arithmetic mean (as calculated by the Calculation Agent) of offered rates for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means "LIBOR Telerate" which shall be the display designated as page"3750" on the Dow Jones Telerate Service (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks), unless "LIBOR Reuters" is designated on the face hereof, in which case "Designated LIBOR Page" means the display designated as "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Designated LIBOR Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Note.

         If fewer than two offered rates appear on the Designated LIBOR Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Note will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the Specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Note at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

         Determination of Prime Rate. If the Base Rate is Prime Rate, as indicated on the face hereof, the interest rate shall equal (a) the rate on the Interest Determination Date specified on the face hereof for Prime Rate
(1) as published in H.15(519), under the heading "Bank Prime Loan" or (2) if such rate is not so published by 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined herein) as such bank's prime rate or base lending rate as in effect for that Interest Determination Date or (b) if fewer than four such rates appear on the Reuters Screen USPRIME1 Page for the Interest Determination Date, the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Interest Determination Date by at least two of three major money center banks in The City of New York selected by the Calculation Agent. If fewer than two such rates are quoted as aforesaid, the Prime Rate will be determined by the Calculation Agent on the basis of the rates furnished in The City of New York by one or two, as the case may be, substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks selected as aforesaid are not quoting as set forth above, the Prime Rate will remain the Prime Rate then in effect on such Interest Determination Date.

         "Reuters Screen USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying the prime rate or base rate of major United States banks).

         Determination of Treasury Rate. If the Base Rate is Treasury Rate as indicated on the face hereof, the interest rate shall equal the rate for the auction held on the Interest Determination Date of direct obligations of the United States ("Treasury bills") having the Index Maturity shown on the face hereof as published in the H.15(519), under the heading "Treasury bills-auction average (investment)" or, if not so published by 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury, in either case, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or, by multiplication by the Spread Multiplier, if any, specified on the face hereof. In the event that the results of the auction of Treasury bills having the Index Maturity shown on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held in a particular week, then the rate of interest hereon shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity shown on the face hereof, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the interest rate in effect hereon until the Interest Reset Date next succeeding the Interest Reset Date to which such Interest Determination Date relates shall be the rate in effect hereon on such Interest Determination Date.

         The Calculation Date pertaining to an Interest Determination Date shall be the tenth calendar day after such Interest Determination Date or if any such day is not a Business Day, the next succeeding Business Day. Initially, The Chase Manhattan Bank shall be the Calculation Agent. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing and will confirm in writing such calculation to the Trustee and any Paying Agent immediately after each determination. Neither the Trustee nor any Paying Agent shall be responsible for any such calculation. At the request of the Holder hereof the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date.

         (4) Interest Rate Periods. The Interest Rate Period for this Note in the Short Term Rate Mode will be determined by the Company as described below under in paragraph 4 or, if not so determined, shall be the Weekly Rate Period. The Interest Rate Period for this Note in the Long Term Rate Mode will be established by the Company upon fifteen (15) days prior notice to the Remarketing Agent for this Note and the Trustee.

         (5) Failure of Remarketing Agent to Announce Interest Rates on the Notes. In the event that (i) the Remarketing Agent has been removed or has resigned and no successor has been appointed, or (ii) the Remarketing Agent has failed to announce the appropriate interest rate, Spread, if any, or Spread Multiplier, if any, as the case may be, on an Interest Rate Adjustment Date for whatever reason, or (iii) the appropriate interest rate, Spread, Spread Multiplier or Interest Rate Period cannot be determined for whatever reason, this Note shall be automatically converted to the Weekly Rate Period and the rate of interest hereon shall be equal to the rate per annum announced by The Chase Manhattan Bank, or such other nationally recognized bank located in the United States as the Company may select and notify the Trustee in writing, as its prime lending rate and such Remarketed Note will be subject to Special Mandatory Repurchase.

         (6) Maximum Interest Rate on the Notes. The interest rate on the Notes shall not exceed the Maximum Rate.

         (7) Notice of Interest Rate, Binding Effect. On each Interest Rate Adjustment Date of this Note, the Remarketing Agent will give the Company and the Trustee notice in writing (which includes facsimile or appropriate electronic media) of the interest rate to be borne by this Note for the following Interest Rate Period. Promptly thereafter, the Trustee will transmit such information to the Depository in accordance with the Depository's procedures as in effect from time to time and note such rate in the records of the Company with respect to this Note. After such Interest Rate Adjustment Date, any beneficial owner of this Note may contact the Trustee or the Remarketing Agent in order to be advised of the applicable interest rate. No notice of the applicable interest rate will be sent to the beneficial owner of this Note.

         The interest rate and other terms of this Note announced by the Remarketing Agent, absent manifest error, are binding and conclusive upon the beneficial owner of this Note, the Company and the Trustee.

         3. A. Conversion Between Short Term Rate Periods. This Note, if in a Short Term Rate Period, may be remarketed into the same Interest Rate Period or converted at the option of the Company to a different Short Term Rate Period (notwithstanding the determination that the Remarketing Agent may make as described above in paragraph 2.B(4) on any Interest Rate Adjustment Date upon receipt by the Remarketing Agent and the Trustee of a notice, which will be in or promptly confirmed in writing (which includes facsimile or appropriate electronic media), from the Company (a "Conversion Notice"), prior to 9:30 A.M., New York City time, or the remarketing of this Note, whichever later occurs, on such Interest Rate Adjustment Date.

         B. Conversion from the Short Term Rate Mode to the Long Term Rate Mode. This Note, if in the Short Term Rate Mode, may be converted at the option of the Company to the Long Term Rate Mode on any Interest Rate Adjustment Date upon receipt not less than fifteen (15) days prior to such Interest Rate Adjustment Date by the Remarketing Agent and the Trustee of a Conversion Notice from the Company.

         C. Conversion Between Long Term Rate Periods or from the Long Term Rate Mode to the Short Term Rate Mode. This Note, if in a Long Term Rate Period, may be remarketed in the same Interest Rate Period or converted at the option of the Company to a different Long Term Rate Period or from the Long Term Rate Mode to the Short Term Rate Mode on any Interest Rate Adjustment Date for this Note upon receipt by the Remarketing Agent and the Trustee for this Note of a Conversion Notice from the Company not less than fifteen (15) days prior to such Interest Rate Adjustment Date.

         D. Conversion Notice. Each Conversion Notice must state the Note to which it relates and the new Interest Rate Mode (if applicable), the new Interest Rate Period (which, if not so stated, shall be the Weekly Rate Period, the date of the applicable conversion (the "Conversion Date") and, with respect to any Long Term Rate Period, any optional redemption terms for the Note. If the Company revokes a Conversion Notice or the Remarketing Agent and the Trustee fail to receive a Conversion Notice from the Company by the specified date in advance of the Interest Rate Adjustment Date for this Note, this Note shall be converted automatically to the Weekly Rate Period. See paragraph 4 below.

         E. Revocation or Change of Conversion Notice or Floating Interest Rate Notice. The Company may, upon written notice (which includes facsimile or appropriate electronic media) received by the Remarketing Agent and the Trustee, revoke any Conversion Notice or Floating Interest Rate Notice or change any Interest Rate Mode or Interest Rate Period or any optional redemption terms specified in such Conversion Notice or change any Floating Interest Rate Notice not later than (i) 9:30 A.M., New York City time, on the Conversion Date with respect to any attempted conversion of this Note to a Short Term Rate Period, or (ii) 4:00 P.M., New York City time, on the third Business Day preceding the Conversion Date with respect to any attempted conversion of this Note to, or establishment of a floating interest rate for, a Long Term Rate Period.

         4. Unless otherwise specified in the records of the Company with respect to this Note, if this Note is bearing interest at the Initial Interest Rate or in the Short Term Rate Mode or the Long Term Rate Mode, it will automatically be tendered for purchase, or deemed tendered for purchase by the beneficial owner hereof, on each Interest Rate Adjustment Date relating hereto and, if successfully remarketed, repurchased or redeemed on such date, the tendering holder of this Note will not be entitled to further accrued interest with respect hereto after such date. This Note will be purchased on such Interest Rate Adjustment Date as described below.

         5. When this Note is tendered for remarketing, the Remarketing Agent will use its reasonable efforts to remarket this Note on behalf of the beneficial owner hereof at a price equal to 100% of the principal amount hereof. The Remarketing Agent may purchase this Note for its own account in a remarketing, but will not be obligated to do so. The Company may offer to purchase this Note in a remarketing, provided that the interest rate established with respect to this Note in such remarketing is not different from the interest rate that would have been established if the Company had not purchased this Note. This Note shall not be included in a remarketing if the Company shall have given a notice of redemption to the Remarketing Agent and the Trustee.

         In connection with the remarketing of this Note into a Short Term Rate Period on the next Interest Rate Adjustment Date for this Note, by 12:00 P.M., New York City time, on such Interest Rate Adjustment Date for this Note, the Remarketing Agent will determine the interest rate hereon to the nearest one hundred-thousandth (0.00001) of one percent per annum for the next Interest Rate Period.

         In connection with the remarketing of this Note into a Long Term Rate Period on the next Interest Rate Adjustment Date for this Note, by 4:00 P.M., New York City time, on the third Business Day preceding such Interest Rate Adjustment Date, the Remarketing Agent will determine the interest rate for this Note to the nearest one hundred-thousandth (0.00001) of one percent per annum for the next Interest Rate Period; provided that, if for any reason the Remarketing Agent is unable to determine such interest rate by such time, the next Interest Rate Period for this Note shall be a Weekly Rate Period or such other Short Term Rate Period as the Company may determine by 9:30 A.M., New York City time, on such Interest Rate Adjustment Date.

         In determining the applicable interest rate for this Note and other terms, the Remarketing Agent will, after taking into account market conditions as reflected in the prevailing yields on fixed and variable rate taxable debt securities, (i) consider the principal amount of all Notes tendered or to be tendered on such date and the principal amount of such Notes prospective purchasers are or may be willing to purchase and (ii) contact, by telephone or otherwise, prospective purchasers and ascertain the interest rates therefore at which they would be willing to hold or purchase such Notes.

         By 12:30 P.M., New York City time, on each Interest Rate Adjustment Date, the Remarketing Agent will notify the Company and the Trustee in writing (which includes facsimile or appropriate electronic media) of (i) the interest rate or, in the case of a floating interest rate, the initial interest rate, the Spread and Spread Multiplier and the Initial Interest Reset Date, and in each case the Interest Rate Adjustment Date applicable to this Note for the next Interest Rate Period, (ii) the Interest Payment Dates (in the case of remarketing into the Long Term Rate
Mode), (iii) the aggregate principal amount of all Notes tendered for remarketing on such date, (iv) the aggregate principal amount of such tendered Notes which the Remarketing Agent was able to remarket, at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, and (v) such other information as the Trustee may require for settlement purposes. Promptly thereafter, the Trustee will transmit to the Depository such information as the Depository may require in accordance with the Depository's procedures as in effect from time to time.

         By telephone at approximately 1:00 P.M., New York City time, on such Interest Rate Adjustment Date, the Remarketing Agent will advise the purchaser of this Note (or the DTC Participant of each such purchaser who it is expected in turn will advise such purchaser) of the principal amount that such purchaser is to purchase.

         The purchaser of this Note in a remarketing will be required to give instructions to its DTC Participant to pay the purchase price therefor in same day funds to the account of the Remarketing Agent by 3:00 P.M., New York City time, on the Interest Rate Adjustment Date pending delivery of the principal amount of this Note by book-entry through the Depository by the close of business on the Interest Rate Adjustment Date. The Remarketing Agent will make or cause to be made payment of such amount to the Trustee.

         When tendered, or deemed tendered, this Note will be automatically delivered to the account of the Trustee, by book-entry through the Depository pending payment of the purchase price or redemption price for this Note, on the Interest Rate Adjustment Date relating hereto.

         Subject to receipt of funds from the purchaser or the Company, as the case may be, the Trustee will make payment to the Depository, which will make payment to the DTC Participant of the tendering beneficial owner hereof subject to a remarketing, by book-entry through the Depository by the close of business on the related Interest Rate Adjustment Date against delivery through the Depository of the beneficial owner's tendered Note, of: (i) the purchase price for this Note, and (ii) if this Note was purchased pursuant to a Special Mandatory Purchase, the purchase price for this Note plus accrued interest, if any, to such date.

         The transactions described above for a remarketing of this Note will be executed on each Interest Rate Adjustment Date for this Note through the Depository in accordance with the procedures of the Depository, and the accounts of the respective DTC Participants will be debited and credited and this Note will be delivered by book-entry as necessary to effect the purchases and sales hereof, in each case as determined in the related remarketing.

         Except as set forth below, the purchase price for this Note to the tendering beneficial owner shall be paid solely out of the proceeds received from a purchaser of this Note in such remarketing, and neither the Remarketing Agent, the Trustee nor the Company will be obligated to provide funds to make payment upon any beneficial owner's tender of this Note in a remarketing.

         The settlement and remarketing procedures described above, including the notice provisions and provisions for payment by purchasers of this Note or for payment to the selling beneficial owners of this Note, may be modified to the extent required by the Depository. In addition, the Remarketing Agent may modify the settlement and remarketing procedures set forth above in order to facilitate the settlement and remarketing process.

         As long as the Depository's nominee holds the certificates representing this Note in the book-entry system of the Depository, no certificates for this Note will be delivered by any selling beneficial owner to reflect any transfer of this Note effected in any remarketing.

         Failed Remarketing. By 12:15 P.M., New York City time, on any Interest Rate Adjustment Date for this Note, the Remarketing Agent will notify the Trustee and the Company by telephone, confirmed in writing (which includes facsimile or appropriate electronic media), if it was unable to remarket this Note at a price equal to 100% of the principal amount hereof on such date. Such notice will constitute a demand on the Company to purchase this Note at a price equal to the outstanding principal amount hereof. The Company thereupon will pay the outstanding principal amount of this Note plus all accrued and unpaid interest, if any, on this Note to such Interest Rate Adjustment Date. Payment of the principal amount of this Note and payment of accrued and unpaid interest, if any, thereon under the circumstances contemplated in this paragraph by the Company shall be made by deposit of same-day funds with the Trustee by 3:00 P.M., New York City time, on the related Interest Rate Adjustment Date.

         6. Payments [in U.S. Dollars] of interest (other than interest payable at Stated Maturity or upon earlier redemption or repayment) will be made by mailing a check to the Holder at the address of the Holder appearing on the Debt Security Register (as defined in the Indenture) on the applicable Record Date. [Notwithstanding the foregoing, a Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes of like tenor and terms (or a holder of the equivalent thereof in a Specified Currency other than U.S. Dollars as determined by the Exchange Rate Agent on the basis of the Market Exchange Rate (as defined below)) shall be entitled to receive such payments in U.S. Dollars by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Company's Paying Agent not less than 15 days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in a Specified Currency other than U.S. Dollars (by written request to the Paying Agent as provided above), such Holder shall provide appropriate payment instructions to such Paying Agent and all such payments will be made in immediately available funds to an account maintained by the payee with a bank located outside the United States.] Principal and any premium and interest payable at Stated Maturity or upon earlier redemption or repayment will be paid upon surrender of such Note at the office of the Paying Agent in the City of New York or at such other place or agency as the Company may designate (i) in immediately available funds or (ii) if appropriate payment instructions have been received in writing by the Company's Paying Agent not less than 15 days, or such lesser time as is acceptable to the Paying Agent, prior to the applicable maturity, redemption or repayment date, by electronic transfer of immediately available funds.

         7. A. Special Mandatory Purchase. If this Note has not been remarketed by 12:15 P.M., New York City time, on an Interest Rate Adjustment Date for this Note, it will be purchased by the Company pursuant to the Special Mandatory Purchase Right. In such event, the Company will deposit same-day funds with the Trustee irrevocably in trust for the benefit of the beneficial owners hereof by 3:00 p.m., New York City time, on such Interest Rate Adjustment Date. Such funds shall be in an amount sufficient to pay 100% of the principal amount hereof plus accrued and unpaid interest, if any, thereon. This Note will remain outstanding and enjoy the benefits of the Indenture until such time as the Company delivers certificates for this Note to the Trustee for cancellation or otherwise reflects on the records of the Company with respect to this Note that such funds have been paid in full.

         Failure by the Company to purchase this Note subject to Special Mandatory Purchase within the time period provided therefor, after written notice (which includes facsimile or appropriate electronic media) of a failed remarketing of this Note by the Remarketing Agent on behalf of the beneficial owners of this Note as provided herein, shall constitute an Event of Default under the Indenture.

         B. Redemption. If specified on the face hereof, this Note may be redeemed, as a whole or from time to time in part, at the option of the Company, on not less than 30 nor more than 45 days' prior notice given as provided in the Indenture, on any Redemption Date(s) and at the related Redemption Price(s) set forth on the face hereof. If less than all the Outstanding Notes of any series are to be redeemed, the Company shall give the Trustee notice at least 45 days in advance of the date fixed for redemption as to the aggregate principal amount of Outstanding Notes to be redeemed. Outstanding Notes may be redeemed in part in multiples equal to the minimum authorized denomination for Outstanding Notes of such Series or any multiple thereof.

         Except in the case of a Special Mandatory Purchase, if this Note is to be subject to a partial redemption, and as long as the Depository's nominee holds the certificate representing this Note, the Depository, after receiving notice of redemption specifying the aggregate principal amount of Notes that include this Note to be so redeemed, will determine by lot (or otherwise in accordance with the procedures of the Depository) the principal amount of such Notes to be redeemed from the account of each DTC Participant. After making its determination as described above, the Depository will give notice of such determination to each DTC Participant from whose account such Notes are to be redeemed. Each such DTC Participant, upon receipt of such notice, will in turn determine the principal amount of Notes to be redeemed from the accounts of the beneficial owners of such Remarketed Notes for which it serves as DTC Participant, and give notice of such determination to the Remarketing Agent.

         Unless otherwise specified in the records of the Company with respect to this Note, with respect to redemption on any date other than an Interest Rate Adjustment Date, notice of redemption shall be given by mail to the registered owner of this Note, fifteen (15) days prior to the Redemption Date, all as provided in the Indenture. As provided in the Indenture, notice of redemption as aforesaid may state that such redemption shall be conditioned upon the receipt by the Trustee of the redemption monies on or before the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received.

         The Company shall not be required to (a) issue, register the transfer of or exchange Notes of this series during a period beginning at the opening of business fifteen (15) days before any selection of Notes of this series to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption or (b) register the transfer of or exchange any Notes selected for redemption, in whole or in part, except the unredeemed portion of any Note being redeemed in part.

         In the event of redemption of this Note in part only, a new Note or Notes of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the registered owner hereof upon the cancellation hereof.

         C. Optional Redemption While in the Initial Interest Rate Period. During the Initial Interest Rate Period, this Note will be subject to redemption only to the extent provided and upon the terms set forth above in paragraph 7.B.

         D. Optional Redemption on any Interest Rate Adjustment Date. This Note will be subject to redemption at the option of the Company without notice to the holder hereof on any Interest Rate Adjustment Date therefor at a redemption price equal to the principal amount hereof plus accrued and unpaid interest, if any, to such date.

         E. Optional Redemption While This Note is in the Long Term Rate Mode. So long as this Note bears interest in the Long Term Rate Mode, this
Note is subject to redemption at the option of the Company at the times and upon the terms specified in the records of the Company with respect to this Note at the time of conversion to such Long Term Rate Mode.

         8. If specified on the face hereof, this Note will be subject to repayment at the option of the Holder hereof on the Repayment Date(s) and at the Repayment Price(s) indicated on the face hereof. If no such Repayment Date is set forth on the face hereof, this Note may not be so repaid at the option of the Holder hereof prior to Stated Maturity. On each Repayment Date, if any, this Note shall be repayable in whole or in part at the option of the Holder hereof at the applicable Repayment Price set forth on the face hereof, together with interest thereon to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, the Paying Agent in The City of New York must receive not less than 30 or more than 45 days prior to the Repayment Date (i) the Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or The National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of the Note, the principal amount of the Note, the certificate number of the Note or a description of the Note's tenor or terms, the principal amount of the Note to be prepaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be prepaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by such Paying Agent no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by such Paying Agent by such fifth Business Day. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the Holder for less than that entire principal amount provided that the principal amount remaining outstanding after repayment is an authorized denomination.

         [9. If the Specified Currency is other than U.S. Dollars, unless the Holder has elected otherwise, payment in respect of this Note shall be made in U.S. Dollars based upon the Exchange Rate as determined by the Exchange Rate Agent (initially, The Chase Manhattan Bank) appointed by the Company for such purpose based on the highest firm bid quotation for U.S. Dollars received by such

Exchange Rate Agent at approximately 11:00 A.M. New York City time on the second Business Day preceding the applicable payment date (or if no such rate is quoted on such date the last date on which such rate was quoted), from three recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent and approved by the Company (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer for settlement on such payment date of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, payments will be made in the Specified Currency unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case the Company will be entitled to make payments in respect hereof in U.S. Dollars as provided below.

         Except as set forth below, if payment on a Note is required to be made in a Specified Currency other than U.S. Dollars and such currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments due on that due date with respect to such Note shall be made in U.S. Dollars. The amounts so payable on any date in such Specified Currency shall be converted into U.S. Dollars at a rate determined by the Exchange Rate Agent on the basis of the most recently available noon buying rate for cable transfers in The City of New York as determined by the Federal Reserve Bank of New York (the "Market Exchange Rate").

         Subject to the provisions described below, the ECU in which a Note may be denominated or may be payable is the same as the ECU that is from time to time used as the unit of account of the European Community ("EC"). Changes to the ECU may be made by the European Communities, in which event the ECU will change accordingly.

         Under Article 109G of the treaty establishing the EC, as amended (the "Treaty"), the currency composition of the ECU may not be changed. The Treaty contemplates that the European monetary union will occur in three stages, the second of which began on January 1, 1994 with the entry into force of the Treaty. The Treaty provides that, at the start of the third stage of European monetary union, the value of the ECU as against the currencies of the member states participating in the third stage will be irrevocably fixed, ad the ECU will become a currency in its own right. In contemplation of that third stage, the EC meeting in Madrid on December 16, 1995 decided that the name of that currency will be the Euro and that, in accordance with the Treaty, substitution of the Euro for the ECU will be at the rate of one Euro for one ECU. From the start of the third stage of the European monetary union, all payments in respect of a Note denominated or payable in the ECU will be payable in the Euro at the rate then established in accordance with the Treaty.

         With respect to each due date for the payment of principal of, premium, if any, and interest on, a Note, if, on or prior to such due date, the ECU is used neither as the unit of account of the EC nor as a currency in its own right, replacing all or some of the currencies of the member countries of the EC, the Company or its agent shall (in the case of an agent, without liability on its part but after consultation with the Company and having regard to the availability to the Company of the relevant currency) choose a substitute currency (the "Chosen Currency"), which shall be a component currency of the ECU or U.S. dollars, in which all payments to be calculated by reference to or made in ECU due on or after such due date with respect to a Note shall be made. Notice of the Chosen Currency so selected shall be mailed to each registered holder of a Note. The amount of each payment calculated with reference to or made in such Chosen Currency shall be computed on the basis on the equivalent of the ECU in that currency determined as described below, as of the fourth Business Day prior to the date on which such payment is due.

         On or about the first Business Day following the day on which the ECU is used neither as the unit of account of the EC nor as a currency in its own right, replacing all or some of the currencies of the member countries of the EC, the Company or its agent shall (in the case of an agent, without liability on its part but after consultation with the Company and having regard to the availability to the Company of the relevant currency) choose a Chosen Currency in which all payments to be calculated by reference to or made in ECU with respect to a Note having a due date prior thereto but not yet presented for payment are to be made. The amount of each payment calculated with reference to or made in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first Business Day.

         The equivalent of the ECU in the relevant Chosen Currency as of any date (the "Date of Valuation") shall be determined by the Exchange Rate Agent on the following basis. The amounts and components composing the ECU for this purpose (the "Components") shall be the amounts and components which composed the ECU as of the last date on which the ECU was used as the unit of account of the EC. The equivalent of the ECU in the Chosen Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Components; and then, in the case of a Chosen Currency other than U.S. dollars, using the rate used for determining the U.S. dollar equivalent of the Components in the Chosen Currency as set forth below, calculating the equivalent in the Chosen Currency of such aggregate amount in U.S. dollars.

         The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the middle spot delivery quotations prevailing at 2:30 p.m., Brussels time, on the Day of Valuation, as obtained by the Exchange Rate Agent from one or more major banks, as selected by the Company or its agent, in the country of issue of the component currency in question.

         If for any reason no direct quotations are available for a Component as of a Day of Valuation from any of the banks selected for this purpose, in computing the U.S. dollar equivalent of such Component, the Exchange Rate Agent, shall (except as provided below) use the most recent direct quotations for such Component obtained by it or on its behalf, provided that such quotations were prevailing in the country of issue not more than two Business Days before such Day of Valuation. If such most recent quotations were so prevailing more than two Business Days in the country of issue before such Day of Valuation, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such component currency and for the U.S. dollar prevailing at 2:30 p.m., Brussels time, on such Day of Valuation, as obtained by or on behalf of, the Exchange Rate Agent, from one or more major banks, as selected by the Company or its agents, in a country other than the country of issue of such component currency. Notwithstanding the foregoing, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Company or such agent judges that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated as provided in the first sentence of this paragraph. Unless otherwise specified by the Company or its agent, if there is more than one market for dealing in any component currency by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such currency shall be that upon which a non-resident issuer of notes denominated in such currency would purchase such currency in order to make payments in respect of such notes.

         If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated components currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall have a value at the time of the division equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

         If, pursuant to the Treaty, all or some of the currencies of the member countries of the EC are replaced by the Euro, the payment of principal of, or interest on, a Note denominated in such currency shall be effected in Euro in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty.

         All determinations referred to above of the Exchange Rate Agent shall be at its sole discretion (except to the extent expressly provided herein that any determination is subject to approval by the Company) and, in the absence of manifest error, shall be conclusive for all purposes and binding upon the Holders of the Notes and the Trustee and the Exchange Rate Agent shall have no liability therefor.]

         10. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all of the Notes and the interest accrued thereon, if any, may be declared due and payable in the manner and with the effect provided in the Indenture. If the principal of any Original Issue Discount Note is declared to be due and payable, the amount of principal due and payable with respect to such Note shall be limited to the sum of the aggregate principal amount of such Note multiplied by the Issue Price (expressed as a percentage of the aggregate principal amount) plus the original issue discount accrued from the date of issue to the date of declaration, which accrual shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles) in effect on the date of declaration. An Original Issue Discount Note is (i) a Note, including any zero-coupon Note, which has a stated redemption price at maturity that exceeds its Issue Price by at least 0.25% of its Principal Amount, multiplied by the number of full years from the Original Issue Date to the Maturity Date for such Note and (ii) any other Note designated by the Company as issued with an original issue discount for United States federal income tax purposes.

         11. With the consent of the Holders of greater than 50% in aggregate principal amount of the Outstanding Notes of each series affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing the provisions of the Indenture or any supplement thereto or of modifying in any manner the rights of the Holders of the Notes of each series under the Indenture; provided, however, that no such supplemental indenture shall, (a) extend the time or terms of payment of the principal at maturity of, or the interest on, any such series of Notes, or reduce principal or premium or the rate of interest, or make the principal or interest or premium payable in any currency other than that provided in the Notes, without the consent of the Holder of each Outstanding Note affected thereby, or (b) without the consent of all of the Holders of any series of Notes then outstanding, reduce the percentage of Notes of any such series, the Holders of which are required to consent (i) to any such supplemental indenture, (ii) to rescind and annul a declaration that the Notes of any series are due and payable as a result of the occurrence of an Event of Default, (iii) to waive any past Event of Default under the Indenture and its consequences and (iv) to waive compliance with certain other provisions contained in the Indenture.

         The Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture without the consent of the Holders for limited purposes specified in the Indenture.

         The Holders of greater than 50% in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         12. Notwithstanding any other provision in this Note or the Indenture, the Holder of this Note shall have the rights, which are absolute and unconditional, to receive payment of the principal of, premium, if any, and interest, if any, on such Note on the respective Stated Maturities expressed in such Note (or in the case of redemption or repayment, on the date for redemption or repayment, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         13. The authorized denominations of Notes denominated in U.S. Dollars will be U.S. $100,000 and any larger amount that is an integral multiple of U.S. $1,000. The authorized denominations of the Notes denominated in a currency other than U.S. Dollars will be as set forth on the face hereof.

         14. Notes to be exchanged shall be surrendered at any office or agency maintained by the Company for such purpose, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Notes which the Holder making the exchange shall be entitled to receive. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Note is registrable at the Debt Security Registrar (as defined in the Indenture), maintained by the Company for this series (initially, The Chase Manhattan Bank). Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note or Notes of authorized denominations for an equal aggregate principal amount. Such new Note or Notes will be delivered at the office of the Debt Security Registrar in The City of New York, or mailed, at the request, risk and expense of the transferee or transferees, to the address or addresses shown in the Debt Security Register for such transferee or transferees.

         All Notes presented to a Debt Security Registrar for registration of transfer shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and such Debt Security Registrar duly executed by the registered Holder or his attorney duly authorized in writing.

         No service charge shall be made for any exchange or registration of transfer of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Company shall not be required to issue, exchange or register a transfer of (a) any Notes of any series for a period of 15 days next preceding the mailing of a notice of redemption of Notes of such series and ending at the close of business on the day of the mailing of a notice of redemption of Notes of such series so selected for redemption, or (b) any Notes selected, called or being called for redemption except, in the case of any Notes to be redeemed in part, the portion thereof not so to be redeemed.

         Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name a Note is registered as the owner hereof for all purposes whether or not such Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         15. Certain of the Company's obligations under the Indenture with respect to Notes of any series may be terminated if the Company irrevocably deposits with the Trustee money or eligible instruments sufficient to pay and discharge the entire indebtedness on all Notes of such series, as described in the Indenture.

         16. Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         17. The Indenture, the Notes and any coupons pertaining hereto shall be construed in accordance with and governed by the laws of the State of New York.

                           -------------------
                         OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date, to the undersigned at
____________________________________________________________________________
____________________________________________________________________________
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF THE UNDERSIGNED)

         If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid ______________; and specify the denomination or denominations (which shall be in authorized denominations) of the Notes to be issued to the
Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): ______________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

Date:______________________        __________________________________________

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-1                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-2                                                   CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-3                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-4                                                   CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-5                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-6                                                   CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-7                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-8                                                   CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-9                                                   CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                               Initial Interest Rate:

Interest Accrual Date:                             Index Maturity:

Issue Price:                                       Base Rate:

Principal Amount:                                  Interest Reset Period(s):

Maturity Date:                                     Interest Reset Date(s):

Interest Payment Period:                           Spread (plus or minus):

Interest Payment Dates:                            Spread Multiplier:

Total Amount of OID:                               Maximum Interest Rate:

Yield to Maturity:                                 Minimum Interest Rate:

Initial Accrual Period OID:                        Initial Redemption Date(s):

Repayment Date(s):                                 Initial Redemption Price(s):

Repayment Price(s):                                Remarketing Agent:

Other Terms:

[Face Amount Currency:]                            [Designated Exchange Rate:]

[Optional Payment Currency:]                       [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                  EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-10                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                                Initial Interest Rate:

Interest Accrual Date:                              Index Maturity:

Issue Price:                                        Base Rate:

Principal Amount:                                   Interest Reset Period(s):

Maturity Date:                                      Interest Reset Date(s):

Interest Payment Period:                            Spread (plus or minus):

Interest Payment Dates:                             Spread Multiplier:

Total Amount of OID:                                Maximum Interest Rate:

Yield to Maturity:                                  Minimum Interest Rate:

Initial Accrual Period OID:                         Initial Redemption Date(s):

Repayment Date(s):                                  Initial Redemption Price(s):

Repayment Price(s):                                 Remarketing Agent:

Other Terms:

[Face Amount Currency:]                             [Designated Exchange Rate:]

[Optional Payment Currency:]                        [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-11                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                               Initial Interest Rate:

Interest Accrual Date:                             Index Maturity:

Issue Price:                                       Base Rate:

Principal Amount:                                  Interest Reset Period(s):

Maturity Date:                                     Interest Reset Date(s):

Interest Payment Period:                           Spread (plus or minus):

Interest Payment Dates:                            Spread Multiplier:

Total Amount of OID:                               Maximum Interest Rate:

Yield to Maturity:                                 Minimum Interest Rate:

Initial Accrual Period OID:                        Initial Redemption Date(s):

Repayment Date(s):                                 Initial Redemption Price(s):

Repayment Price(s):                                Remarketing Agent:

Other Terms:

[Face Amount Currency:]                            [Designated Exchange Rate:]

[Optional Payment Currency:]                       [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                               EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-12                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-13                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                                Initial Interest Rate:

Interest Accrual Date:                              Index Maturity:

Issue Price:                                        Base Rate:

Principal Amount:                                   Interest Reset Period(s):

Maturity Date:                                      Interest Reset Date(s):

Interest Payment Period:                            Spread (plus or minus):

Interest Payment Dates:                             Spread Multiplier:

Total Amount of OID:                                Maximum Interest Rate:

Yield to Maturity:                                  Minimum Interest Rate:

Initial Accrual Period OID:                         Initial Redemption Date(s):

Repayment Date(s):                                  Initial Redemption Price(s):

Repayment Price(s):                                 Remarketing Agent:

Other Terms:

[Face Amount Currency:]                             [Designated Exchange Rate:]

[Optional Payment Currency:]                        [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-14                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                                Initial Interest Rate:

Interest Accrual Date:                              Index Maturity:

Issue Price:                                        Base Rate:

Principal Amount:                                   Interest Reset Period(s):

Maturity Date:                                      Interest Reset Date(s):

Interest Payment Period:                            Spread (plus or minus):

Interest Payment Dates:                             Spread Multiplier:

Total Amount of OID:                                Maximum Interest Rate:

Yield to Maturity:                                  Minimum Interest Rate:

Initial Accrual Period OID:                         Initial Redemption Date(s):

Repayment Date(s):                                  Initial Redemption Price(s):

Repayment Price(s):                                 Remarketing Agent:

Other Terms:

[Face Amount Currency:]                             [Designated Exchange Rate:]

[Optional Payment Currency:]                        [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"),
TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS
THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]
REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-15                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                                Initial Interest Rate:

Interest Accrual Date:                              Index Maturity:

Issue Price:                                        Base Rate:

Principal Amount:                                   Interest Reset Period(s):

Maturity Date:                                      Interest Reset Date(s):

Interest Payment Period:                            Spread (plus or minus):

Interest Payment Dates:                             Spread Multiplier:

Total Amount of OID:                                Maximum Interest Rate:

Yield to Maturity:                                  Minimum Interest Rate:

Initial Accrual Period OID:                         Initial Redemption Date(s):

Repayment Date(s):                                  Initial Redemption Price(s):

Repayment Price(s):                                 Remarketing Agent:

Other Terms:

[Face Amount Currency:]                             [Designated Exchange Rate:]

[Optional Payment Currency:]                        [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-16                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-17                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-18                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-19                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-20                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                               Initial Interest Rate:

Interest Accrual Date:                             Index Maturity:

Issue Price:                                       Base Rate:

Principal Amount:                                  Interest Reset Period(s):

Maturity Date:                                     Interest Reset Date(s):

Interest Payment Period:                           Spread (plus or minus):

Interest Payment Dates:                            Spread Multiplier:

Total Amount of OID:                               Maximum Interest Rate:

Yield to Maturity:                                 Minimum Interest Rate:

Initial Accrual Period OID:                        Initial Redemption Date(s):

Repayment Date(s):                                 Initial Redemption Price(s):

Repayment Price(s):                                Remarketing Agent:

Other Terms:

[Face Amount Currency:]                            [Designated Exchange Rate:]

[Optional Payment Currency:]                       [Optional Exchange Rate:]


[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                  EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-21                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                                Initial Interest Rate:

Interest Accrual Date:                              Index Maturity:

Issue Price:                                        Base Rate:

Principal Amount:                                   Interest Reset Period(s):

Maturity Date:                                      Interest Reset Date(s):

Interest Payment Period:                            Spread (plus or minus):

Interest Payment Dates:                             Spread Multiplier:

Total Amount of OID:                                Maximum Interest Rate:

Yield to Maturity:                                  Minimum Interest Rate:

Initial Accrual Period OID:                         Initial Redemption Date(s):

Repayment Date(s):                                  Initial Redemption Price(s):

Repayment Price(s):                                 Remarketing Agent:

Other Terms:

[Face Amount Currency:]                             [Designated Exchange Rate:]

[Optional Payment Currency:]                        [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-22                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                               Initial Interest Rate:

Interest Accrual Date:                             Index Maturity:

Issue Price:                                       Base Rate:

Principal Amount:                                  Interest Reset Period(s):

Maturity Date:                                     Interest Reset Date(s):

Interest Payment Period:                           Spread (plus or minus):

Interest Payment Dates:                            Spread Multiplier:

Total Amount of OID:                               Maximum Interest Rate:

Yield to Maturity:                                 Minimum Interest Rate:

Initial Accrual Period OID:                        Initial Redemption Date(s):

Repayment Date(s):                                 Initial Redemption Price(s):

Repayment Price(s):                                Remarketing Agent:

Other Terms:

[Face Amount Currency:]                            [Designated Exchange Rate:]

[Optional Payment Currency:]                       [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                               EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-23                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period(s):

Maturity Date:                                    Interest Reset Date(s):

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):                               Remarketing Agent:

Other Terms:

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-24                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                                Initial Interest Rate:

Interest Accrual Date:                              Index Maturity:

Issue Price:                                        Base Rate:

Principal Amount:                                   Interest Reset Period(s):

Maturity Date:                                      Interest Reset Date(s):

Interest Payment Period:                            Spread (plus or minus):

Interest Payment Dates:                             Spread Multiplier:

Total Amount of OID:                                Maximum Interest Rate:

Yield to Maturity:                                  Minimum Interest Rate:

Initial Accrual Period OID:                         Initial Redemption Date(s):

Repayment Date(s):                                  Initial Redemption Price(s):

Repayment Price(s):                                 Remarketing Agent:

Other Terms:

[Face Amount Currency:]                             [Designated Exchange Rate:]

[Optional Payment Currency:]                        [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                         REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
RM No. R-25                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                              REMARKETED NOTE

Original Issue Date:                                Initial Interest Rate:

Interest Accrual Date:                              Index Maturity:

Issue Price:                                        Base Rate:

Principal Amount:                                   Interest Reset Period(s):

Maturity Date:                                      Interest Reset Date(s):

Interest Payment Period:                            Spread (plus or minus):

Interest Payment Dates:                             Spread Multiplier:

Total Amount of OID:                                Maximum Interest Rate:

Yield to Maturity:                                  Minimum Interest Rate:

Initial Accrual Period OID:                         Initial Redemption Date(s):

Repayment Date(s):                                  Initial Redemption Price(s):

Repayment Price(s):                                 Remarketing Agent:

Other Terms:

[Face Amount Currency:]                             [Designated Exchange Rate:]

[Optional Payment Currency:]                        [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]